UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on June 21, 2024, at the annual meeting of the stockholders (the “2024 Annual Meeting”) of Match Group, Inc. (hereinafter referred to as “Match Group” or the “Company”), the Company’s stockholders approved the Match Group, Inc. 2024 Stock and Annual Incentive Plan (the “2024 Stock Plan”).
A summary of the terms of the 2024 Stock Plan is set forth under Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. That summary of the 2024 Stock Plan is qualified in its entirety by reference to the 2024 Stock Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 21, 2024, Match Group held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 217,850,496 shares of Match Group common stock voted on the following matters:
1. Election of Directors—stockholders elected the following three directors of Match Group, each to hold office for a three-year term ending on the date of the annual meeting of Match Group's stockholders in 2027 or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Board of Directors of Match Group). Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
Spencer Rascoff	195,490,367	1,833,770	106,205
Glenn H. Schiffman	181,238,137	16,114,622	77,583
Pamela S. Seymon	177,877,695	19,480,882	71,765
In addition to the votes cast and abstentions for each director nominee described above, there were 20,420,154 broker non-votes with respect to each director nominee.
2. The Say on Pay Proposal—stockholders approved, on an advisory basis, the compensation paid to Match Group’s named executive officers for the fiscal year ended December 31, 2023. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
184,056,967	13,209,276	164,099
In addition to the votes cast and abstentions described above, there were 20,420,154 broker non-votes with respect to the Say on Pay Proposal.

3. The 2024 Stock and Incentive Plan Proposal—stockholders approved the Match Group, Inc. 2024 Stock and Annual Incentive Plan. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
181,242,987	16,064,418	122,937
In addition to the votes cast and abstentions described above, there were 20,420,154 broker non-votes with respect to the 2024 Stock and Incentive Plan Proposal.
4. The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as Match Group's independent registered public accounting firm for the 2024 fiscal year. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
205,383,876	12,387,509	79,111
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Match Group, Inc. 2024 Stock and Annual Incentive Plan
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jeanette Teckman
Jeanette Teckman
Interim Chief Legal Officer

Date: June 21, 2024